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[DOVER CORPORATION LOGO]

CONTACT:                                                     READ IT ON THE WEB
David S. Smith                                  http://www.dovercorporation.com
Vice President, Dover
(212) 922-1640





   DOVER CORPORATION SCHEDULES FOURTH QUARTER 2000 RESULTS CONFERENCE CALL



New York, NY, January 16, 2001 --- Dover Corporation (NYSE:DOV) will host a conference call on Tuesday, January 23, 2001 at 8:15 a.m. (EST) to discuss the Company's fourth quarter earnings results.

There will be a live audio webcast of the teleconference available at WWW.DOVERCORPORATION.COM. The webcast will be accessible from 8:00 a.m. (EST) on Tuesday, January 23, 2001 through 5:00 p.m (EST) on Tuesday, February 6, 2001.